                                                                    Exhibit 99.1

                             JOINT FILER INFORMATION

This statement on Form 3 is filed by Friedman Fleischer & Lowe Capital
Partners, LP, FFL Executive Partners, LP, Tully M. Friedman and Christopher
A. Masto.
Name:                               FFL Executive Partners, LP
Address:                            c/o Friedman Fleischer & Lowe
                                    One Maritime Plaza, 10th Floor
                                    San Francisco, CA 94111
Designated Filer:                   Friedman Fleischer & Lowe Capital Partners,
                                    LP
Issuer & Ticker Symbol:             Tempur-Pedic International Inc. [TPX]
Date of Event Requiring Statement:  December 17, 2003
FFL EXECUTIVE PARTNERS, LP
By: /s/ Christopher A. Masto
   -------------------------------
Name:  Christopher A. Masto
Title: Managing Member, Friedman
       Fleischer & Lowe GP, LLC
       General Partner
       FFL Executive Partners, LLP

Name:                               Tully M. Friedman
Address:                            c/o Friedman Fleischer & Lowe
                                    One Maritime Plaza, 10th Floor
                                    San Francisco, CA 94111
Designated Filer:                   Friedman Fleischer & Lowe Capital Partners,
                                    LP
Issuer & Ticker Symbol:             Tempur-Pedic International Inc. [TPX]
Date of Event Requiring Statement:  December 17, 2003
/s/ Tully M. Friedman
----------------------------------
Tully M. Friedman

Name:                               Christopher A. Masto
Address:                            c/o Friedman Fleischer & Lowe
                                    One Maritime Plaza, 10th Floor
                                    San Francisco, CA 94111
Designated Filer:                   Friedman Fleischer & Lowe Capital Partners,
                                    LP
Issuer & Ticker Symbol:             Tempur-Pedic International Inc. [TPX]
Date of Event Requiring Statement:  December 17, 2003
/s/ Christopher A. Masto
----------------------------------
Christopher A. Masto